                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                         OF THE SECURITIES ACT OF 1934


    DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     January 14, 1998


                             M.D.C. Holdings, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




             Delaware                 1-8951                  84-0622967
         -----------------     -----------------------     -------------------
         (State or other       (Commission file number)    (I.R.S. employer
         jurisdiction of                                   identification no.)
         incorporation)

           3600 South Yosemite Street, Suite 900, Denver, Colorado   80237
           ------------------------------------------------------- ---------
           (Address of principal executive offices)                (Zip code)


    Registrant's telephone number, including area code:      (303) 773-1100
    -----------------------------------------------------------------------




                                Not Applicable
         -------------------------------------------------------------
        (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS

     On October 1, 1997, the Company entered into Employment Agreements with Larry A. Mizel, Chairman of the Board and President of the Company and David D. Mandarich, Executive Vice President-Real Estate and Chief Operating Officer of the Company. Copies of the Employment Agreements are attached to this Form
8-K as Exhibits 99.1 and 99.2, respectively.

      On January 14, 1998, the Company published a News Bulletin reporting the Company's sales and backlog for the fourth quarter and full year ended December 31, 1997, a copy of which is attached to this Form 8-K as Exhibit 99.3

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements of business acquired

          Not applicable

     (b)  Pro-forma financial information

          Not applicable

     (c)  Exhibits

          99.1 Employment Agreement between the Company and Larry A. Mizel dated October 1, 1997.

          99.2 Employment Agreement between the Company and David D. Mandarich dated October 1, 1997.

          99.3 News Bulletin reporting the Company's sales, closings and backlog for the fourth quarter and year ended December 31, 1997.


                                       M.D.C. HOLDINGS, INC.


                                       /s/ Paris G. Reece III

                                       By: Paris G. Reece III
                                       Senior Vice President and
                                       Chief Financial Officer

Dated: January 14, 1998